UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 7, 2004

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-22356                58-20583
(State or Other Jurisdiction        (Commission File        (IRS Employer
     of Incorporation)                   Number)         Identification No.)



                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

         On October 7, 2004, Friedman's, Inc. (the "Company") issued a press release announcing that the Company received from the Northeast Regional Office of the Securities and Exchange Commission (the "SEC") a supplemental letter to the Wells Notice that the Company received on March 22, 2004. The supplemental letter indicates that the staff of the SEC is considering recommending that the SEC authorize public administrative proceedings against the Company pursuant to
Section 12(j) of the Securities Exchange Act of 1934, as amended, to determine whether the registration of the common stock of the Company should be revoked or suspended. The text of the press release, which is included as Exhibit 99.1 to this Current Report on Form 8-K (this "Form 8-K"), is incorporated by reference into this item. A copy of the supplemental Wells Notice is included as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this item.

Item 9.01.    Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibit is filed as part of this report:

Exhibit
Number                Description
------                ------------

Exhibit 99.1          Press release dated October 7, 2004

Exhibit 99.2          Supplemental Wells Notice, dated October 5, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRIEDMAN'S INC.

                                             /s/ C. Steven Moore
Date: October 7, 2004                    By: __________________________________
                                             Name:  C. Steven Moore
                                             Title: Chief Administrative Officer
                                                    and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1          Press release dated October 7, 2004

Exhibit 99.2          Supplemental Wells Notice, dated October 5, 2004